DATE:                           March 28, 2006

TO:                             RAMP Series 2006-NC3 Trust,  acting through U.S.
                                Bank National Association, not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAMP Series 2006-NC3 Trust

                                EP-MN-WS3D
                                60 Livingston Avenue
                                St. Paul, MN 55107

ATTENTION:                      RAMP Series 2006-NC3 Trust
TELEPHONE:                      (651) 495-3880
FACSIMILE:                      (651) 495-8090

CC:                             Josie Knorr
FAX:                            952-352-0503

FROM:                           Deutsche Bank AG, New York Branch

FACSIMILE:                      +44 20 7545 9761

SUBJECT:                        Interest Rate Swap

REFERENCE NUMBER(S):            N459787N

The purpose of this letter agreement (the "Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and RAMP Series 2006-NC3 Trust, acting through U.S. Bank National Association, not in its individual capacity, but solely as Trustee for the benefit of RAMP Series 2006-NC3 Trust ("Counterparty"). This letter agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below).

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the Trade Date of the first Transaction entered into between us and the terms set forth in Paragraph 3 shall constitute a "Schedule" to the ISDA Form Master Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Asset Mortgage Products, Inc., as Depositor, Residential Funding Corporation, as Master Servicer and sponsor, and U.S. Bank National Association, as trustee (the "Pooling and Servicing Agreement"). Unless otherwise explicitly stated herein, each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows: Notional Amount: As set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation

      Trade Date:                          March 17, 2006
      Effective Date:                      March 28, 2006
      Termination Date:                    February 25, 2010,  subject to adjustment in accordance  with the Following
                                           Business Day Convention.
      FIXED AMOUNT:
           Fixed Rate Payer:               Counterparty
           Fixed Rate Payer Period End     The 25th  day of each  month  of each  year,  commencing  April  25,  2006,
           Dates:                          through and  including  the  Termination  Date,  subject to  adjustment  in accordance with the Following Business Day Convention.
           Fixed Rate Payer Payment        Two Business  Days prior to each Fixed Rate Payer Period End Date,  subject
           Dates:                          to adjustment in accordance with the Following Business Day Convention.
           Fixed Rate:                     5.046%
           Fixed Rate Day                  30/360
           Count Fraction:
      FLOATING AMOUNTS:
           Floating Rate Payer:            DBAG
           Floating Rate Payer Period      The 25th  day of each  month  of each  year,  commencing  April  25,  2006,
           End Dates:                      through and  including  the  Termination  Date,  subject to  adjustment  in accordance with the Following Business Day Convention..
           Floating Rate Payer Payment     Two Business  Days prior to each Fixed Rate Payer Period End Date,  subject
           Dates:                          to adjustment in accordance with the Following Business Day Convention.

           Floating Rate Option:           USD-LIBOR-BBA
           Floating Rate for the Initial   To be determined.
           Calculation Period:
           Designated Maturity:            One month
           Floating Rate Day Count         Actual/360
           Fraction:
           Reset Dates:                    The first day of each Calculation
                                           Period.
           Compounding:                    Inapplicable
           Business Days:                  New York
           Business Day                    Following
           Convention:
3.        Provisions  Deemed  Incorporated in a Schedule to the ISDA Form Master
          Agreement:
1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.
2)        TERMINATION   PROVISIONS.   For  purposes  of  the  ISDA  Form  Master
          Agreement: (a) "SPECIFIED ENTITY" is not applicable to DBAG or Counterparty.
(b) "SPECIFIED TRANSACTION" is not applicable to DBAG or Counterparty, and, accordingly, Section 5(a)(v) shall not apply to DBAG or Counterparty.
(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to DBAG or Counterparty. (d) The "CREDIT EVENT UPON MERGER" provisions of
          Section 5(b)(iv) will not apply to DBAG or Counterparty. (e) The "BANKRUPTCY" provision of Section 5(a)(vii)(2) shall not apply to Counterparty. (f) The "AUTOMATIC EARLY TERMINATION" provision of
          Section 6(a) will not apply to DBAG or to Counterparty. (g) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the ISDA Form Master Agreement:
          (i) Market Quotation will apply.

          (ii) The Second Method will apply. (h) "TERMINATION CURRENCY" means United States Dollars.
(i) EVENTS OF DEFAULT. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Counterparty. The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to DBAG.
(j) TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Counterparty, and Counterparty shall not be required to pay any additional amounts referred to therein.
3)        TAX REPRESENTATIONS.
(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of DBAG and Counterparty will make the following representations:
         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:
          (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement; (ii) the satisfaction of the agreement contained in Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and
          (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.
(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of DBAG and Counterparty make the following representations. The following representation will apply to
          DBAG:
                 DBAG is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless DBAG provides written notice to Counterparty that it is no longer a foreign person. In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.
          The following representation will apply to Counterparty :
                 U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement. 4) DOCUMENTS TO BE DELIVERED. For the purpose of
Section 4(a)(i) and 4(a)(iii): (a) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT        FORM/DOCUMENT/                         DATE BY WHICH TO BE DELIVERED
                                          CERTIFICATE

DBAG and Counterparty                     Any document required or reasonably    Promptly after the earlier of
                                          requested to allow the other party     (i) reasonable demand by either
                                          to make payments under this            party or (ii) learning that such
                                          Agreement without any deduction or     form or document is required.
                                          withholding for or on the account of
                                          any Tax or with such deduction or
                                          withholding at a reduced rate.
(b) Other documents to be delivered are:

PARTY REQUIRED TO DELIVER       FORM/DOCUMENT/               DATE BY WHICH TOBE            COVERED BY SECTION 3(D)
DOCUMENT                        CERTIFICATE                  DELIVERED                     REPRESENTATION
Counterparty                    Any documents required by    Upon the execution and        Yes
                                the receiving party to       delivery of this Agreement.
                                evidence the authority of
                                the delivering party or
                                its Credit Support
                                Provider, if any, for it
                                to execute and deliver
                                this Agreement and any
                                Credit Support Documents
                                to which it is a party,
                                and to evidence the
                                authority of the
                                delivering party or its
                                Credit Support Provider to
                                perform its obligations
                                under this Agreement
                                and/or Credit Support
                                Document, as the case may
                                be.

DBAG and Counterparty           A certificate of an          Upon the execution and        Yes
                                authorized officer of the    delivery of this Agreement.
                                party, as to the
                                incumbency and authority
                                of the respective officers
                                of the party signing this
                                Agreement.
DBAG                            Legal opinion with respect   Upon the execution and        No
                                to such party and its        delivery of this Agreement.
                                Credit Support Provider,
                                if any, for it, reasonably
                                satisfactory in form and
                                substance to the other
                                party relating to the
                                enforceability of the
                                party's obligations under
                                this Agreement.
DBAG                            A copy of the most recent    Promptly after request by     Yes
                                annual report of such        the other party.
                                party (only if available)
                                and its Credit Support
                                Provider, if any,
                                containing in all cases
                                audited consolidated
                                financial statements for
                                each fiscal year certified
                                by independent certified
                                public accountants and
                                prepared in accordance
                                with generally accepted
                                accounting principles in
                                the United States or in
                                the country in which such
                                party is organized.
Counterparty                    Each other report or other   Promptly upon request by      Yes
                                document required to be      DBAG, or with respect to
                                delivered by or to           any particular type of
                                Counterparty under the       report or other document as
                                terms of the Pooling and     to which DBAG has
                                Servicing Agreement, other   previously made request to
                                than those required to be    receive all reports or
                                delivered directly by the    documents of that type,
                                Trustee to DBAG thereunder.  promptly upon delivery or
                                                             receipt of such report or
                                                             document by Counterparty.

5)        ADDITIONAL PROVISIONS.
(a)       ADDRESS  FOR  NOTICES:  For the  purposes  of  Section  12(a)  of this
          Agreement: Address for notices or communications to DBAG:
                All notices to DBAG under Sections 5 or 6 (other than notices under Section 5(a)(i)) shall be sent to:

                Deutsche Bank AG, Head Office
                Tanusanlage 12
                60262 Frankfurt
                Attention: Legal Department

                Telex No: 411836 or 416731 or 41233
                Answerback: DBF-D

                All other notices to DBAG shall be sent to:
                Address:         60 Wall Street
                                        New York, New York 10005
                Attention:       Derivative Documentation
                Facsimile:       +44 20 7545 9761
                Telephone:       +44 20 7545 9761
                E-mail:          Derivative.Documentation@db.com
                (For all purposes)

                with a copy to the Deutsche Bank AG, 60 Wall Street, New York, New York 10005, Attention: General Counsel's Office for any notice given pursuant to Section 5 or 6 of the ISDA Form Master Agreement.
                Address for notices or communications to Counterparty :
                Address:          RAMP Series 2006-NC3  Trust
                                  c/o U.S. Bank National Association
                                  EP-MN-WS3D
                                  60 Livingston Avenue
                                  St. Paul, MN 55107

                Facsimile:        1-651-495-3880
                Telephone:        1-651-495-8090
                with a copy to:
                Address:          Residential Funding Corporation
                                  8400 Normandale Lake Blvd., Suite 250
                                  Minneapolis, MN 55437
                Attention:        Josie Knorr
                Facsimile No.: 915-352-0503
          (For all purposes)
(b) PROCESS AGENT. For the purpose of Section 13(c): DBAG appoints as its Process Agent: Not Applicable Counterparty appoints as its Process
          Agent: Not Applicable
(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; neither DBAG nor Counterparty have any Offices other than as set forth in the Notices Section.
(d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of the ISDA Form Master Agreement: DBAG is not a Multibranch Party. Counterparty is not a Multibranch Party.
(e)       CALCULATION AGENT. The Calculation Agent is DBAG.
(f)       CREDIT  SUPPORT   DOCUMENT.   Initially  with  respect  to  DBAG,  not
          applicable; however, if required pursuant to Paragraph 3(5)(u) hereof, a guaranty or a Credit Support Annex satisfactory to Counterparty and the Rating Agencies. With respect to Counterparty, not applicable.
(g)       CREDIT SUPPORT PROVIDER.
          DBAG:  Not Applicable
          Counterparty :  Not Applicable

(h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law principles thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) NON-PETITION. DBAG hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against RAMP Series 2006-NC3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC3, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment. This provision shall survive the termination of this Agreement.

(j) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.
(l) WAIVER OF JURY TRIAL. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.
(m) NO SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.
(n) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o) TRUSTEE LIABILITY LIMITATIONS. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank National Association ("U.S. Bank"), not individually or personally but solely as Trustee of Counterparty, in the exercise of the powers and authority conferred and vested in it, it has been directed to enter into this Agreement under the Pooling and Servicing Agreement and that U.S. Bank National Association shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Counterparty is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only Counterparty, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Counterparty under this Agreement or any other related documents; provided, that nothing in this paragraph shall relieve U.S. Bank National Association from performing its duties and obligations hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth herein and therein.

(p) DBAG hereby agrees that, notwithstanding any provision of this agreement to the contrary, Counterparty's obligations to pay any amounts owing under this Agreement shall be subject to Section 4.09 of the Pooling and Servicing Agreement and DBAG's right to receive payment of such amounts shall be subject to Section 4.09 of the Pooling and Servicing Agreement.

(q) "AFFILIATE". Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(r) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g): "(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and, in the case off Counterparty, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction. (5) Eligible Contract Participant. It is an "eligible contract participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

(s) The ISDA Form Master Agreement is hereby amended as follows: the word "third" shall be replaced by the word "second" in the third line of
        Section 5(a)(i) of the ISDA Form Master Agreement.

(t) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement) unless each of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies ("S&P"), has been provided prior notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the RAMP Series 2006-NC3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC3 (the "Certificates").

(u) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply:

          (a) If a Rating Agency Downgrade has occurred and DBAG has not complied with the provisions of this Paragraph 3(5)(u) set forth below, then an Additional Termination Event shall have occurred with respect to DBAG and DBAG shall be the sole Affected Party with respect to such an Additional Termination Event.

          (b) If Section 4.09, Section 4.02(c)(xxi), or Section 11.10 of the Pooling and Servicing Agreement is changed, amended or modified, or compliance therewith waived, without the written consent of DBAG, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such an Additional Termination Event.


          RATING AGENCY DOWNGRADE If a Ratings Event (as defined below) shall occur and be continuing with respect to DBAG, then DBAG shall (A) within 5 Business Days of such Ratings Event, give notice to Counterparty of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) DBAG's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by DBAG has occurred within 20 Business Days after the occurrence of a Ratings Event, DBAG shall immediately, at its own cost, post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Counterparty's exposure or potential exposure to DBAG, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, DBAG shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that DBAG's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to DBAG. For the purpose hereof, a "Ratings Event" shall occur with respect to DBAG if the long-term and short-term senior unsecured deposit ratings of DBAG cease to be at least A and A-1 by Standard & Poor's Ratings Service ("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's") and at least A and F1 by Fitch, Inc. ("Fitch"), to the extent such obligations are rated by S&P and Moody's and Fitch.



          If a Ratings Withdrawal (as defined below) shall occur and be continuing with respect to DBAG, then DBAG shall within 2 Business Days of such Ratings Withdrawal, (A) give notice to Counterparty of the occurrence of such Ratings Withdrawal, and (B) (i) transfer (at its own cost) DBAG's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition or (ii) obtain a guaranty of its obligations hereunder from another party, subject to the satisfaction of the Rating Agency Condition, and such guaranty shall remain in effect only for so long as a Ratings Withdrawal is continuing with respect to DBAG. For the purpose hereof, a "Ratings Withdrawal" shall occur with respect to DBAG if the long-term and short-term senior unsecured deposit ratings of DBAG are withdrawn by S&P or cease to be at least A-3 and BBB- by S&P.



          "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the Certificates.

(v) ADDITIONAL REPRESENTATIONS.

                   Counterparty represents that: (a) it is directed pursuant to the Pooling and Servicing Agreement to enter into this Transaction (including the Agreement) and to perform its obligations hereunder (and thereunder); (b) the Transaction and the performance of its obligations hereunder (and under the Agreement) do not violate any material obligation of such Party; (c) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (d) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement and the other Transaction Documents to which Counterparty is a party constitutes the legal, valid and binding obligations of Counterparty, enforceable against Counterparty in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (e) the Pooling and Servicing Agreement and the other Transaction Documents to which Counterparty is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Counterparty is a party, except such as may have been delivered to DBAG and to Counterparty ; (f) to the best of its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the Transaction Documents to which Counterparty is a party; and (g) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of Counterparty.

4. Account Details and PAYMENTS TO DBAG: Settlement Information: DB Trust Co. Americas, New York

          SWIFT Code: BKTRUS33
          Favor Of: Deutsche Bank AG, New York
          Account Number: 01 473 969
          Reference: N459787N

          PAYMENTS TO COUNTERPARTY :
          U.S. Bank National Association
          ABA No: 091000022
          Account Number: 1731-0332-2058
          Reference: RAMP Series 2006-NC3 Trust
          OBI: Attn: Josh Wilkening
          Ref Account No:793278000


Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to DBAG a facsimile of the fully-executed Confirmation to +44 22 7545 9761

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

DEUTSCHE BANK AG, NEW YORK BRANCH



By:      /s/ GABY BOLTON
   -----------------------------------------
     Name: Gaby Bolton
     Title: Authorized Signatory



By:      /s/JAMIE HUNT
     Name: Jamie Hunt
     Title: Authorized Signatory



AGREED AND ACCEPTED AS OF THE TRADE DATE

BY: U.S. Bank National Association as Trustee for the benefit of RAMP Series 2006-NC3 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC3



By:      /s/ MICHELLE MOELLER
   --------------------------------------------------------------------
     Name: Michelle Moeller
     Title: Assistant Vice President

EXHIBIT I


---------------------------------------- -------------------------------------- --------------------------------------
FROM AND INCLUDING*                      TO BUT EXCLUDING*                      NOTIONAL AMOUNT (USD)
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
            Effective Date                             25-Apr-06                           504,920,000.00
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Apr-06                               25-May-06                           503,734,559.53
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-May-06                               25-Jun-06                           496,892,981.18
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jun-06                               25-Jul-06                           488,287,710.50
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jul-06                               25-Aug-06                           477,927,158.51
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Aug-06                               25-Sep-06                           465,836,576.78
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Sep-06                               25-Oct-06                           452,059,811.19
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Oct-06                               25-Nov-06                           436,845,044.34
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Nov-06                               25-Dec-06                           420,325,835.24
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Dec-06                               25-Jan-07                           402,795,456.85
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jan-07                               25-Feb-07                           384,437,876.60
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Feb-07                               25-Mar-07                           366,317,282.04
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Mar-07                               25-Apr-07                           349,038,350.61
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Apr-07                               25-May-07                           332,561,536.44
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-May-07                               25-Jun-07                           316,849,168.75
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jun-07                               25-Jul-07                           301,865,362.31
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jul-07                               25-Aug-07                           287,569,063.87
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Aug-07                               25-Sep-07                           273,917,596.47
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Sep-07                               25-Oct-07                           260,897,063.18
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Oct-07                               25-Nov-07                           248,309,993.70
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Nov-07                               25-Dec-07                           235,709,652.41
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Dec-07                               25-Jan-08                           217,492,682.50
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jan-08                               25-Feb-08                           197,063,248.42
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Feb-08                               25-Mar-08                           178,719,470.56
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Mar-08                               25-Apr-08                           162,302,527.97
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Apr-08                               25-May-08                           147,803,058.65
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-May-08                               25-Jun-08                           137,570,552.20
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jun-08                               25-Jul-08                           129,868,822.03
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jul-08                               25-Aug-08                           122,586,282.93
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Aug-08                               25-Sep-08                           115,704,168.79
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Sep-08                               25-Oct-08                           109,194,932.12
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Oct-08                               25-Nov-08                           103,037,355.73
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Nov-08                               25-Dec-08                            97,211,667.38
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Dec-08                               25-Jan-09                            91,699,239.51
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jan-09                               25-Feb-09                            91,699,239.51
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Feb-09                               25-Mar-09                            88,739,129.83
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Mar-09                               25-Apr-09                            84,266,949.06
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Apr-09                               25-May-09                            80,032,943.09
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-May-09                               25-Jun-09                            76,023,874.22
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jun-09                               25-Jul-09                            72,227,262.09
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jul-09                               25-Aug-09                            68,631,606.22
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Aug-09                               25-Sep-09                            65,225,610.11
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Sep-09                               25-Oct-09                            61,998,715.25
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Oct-09                               25-Nov-09                            58,941,046.94
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Nov-09                               25-Dec-09                            55,961,447.69
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Dec-09                               25-Jan-10                            53,091,453.57
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
               25-Jan-10                           Termination Date                         50,370,814.10
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

* All dates listed above (with the exception of the Effective Date and the Termination Date) are subject to adjustment in accordance with the Following Business Day Convention